Goodwill and Impairment Review of Goodwill	12 Months Ended
Dec. 31, 2023
Text Block 1 [Abstract]
Goodwill and Impairment Review of Goodwill
NOTE 15. GOODWILL AND IMPAIRMENT REVIEW OF GOODWILL

December 31,	2023	2022 1
Opening balance	$674,396	$566,270
Acquisition (Note 6)	-	134,444
Impairment	(87,168)	(48,000)
Currency translation effects	(15,418)	21,682
Closing balance	$571,810	$674,396
1
Certain balances as at December 31, 2022 have been
re-presented
as a result of measurement period adjustments related to the Transaction as required by IFRS 3 “Business Combinations”, refer to Note 6 “Acquisition” for more information.

Goodwill acquired through historical business combinations has been allocated to groups of CGUs, which are the Company’s operating segments that represent the lowest level at which goodwill is monitored for internal management purposes. The Company’s CGUs are Canada, USA, LATAM, and EH. At December 31, 2023, the Company performed its annual goodwill assessment by comparing the carrying value and recoverable amounts for each operating segment in accordance with IAS 36.10(b) which resulted in an $87 million impairment in LATAM.
In assessing whether goodwill has been impaired, the carrying amount of each operating segment (including goodwill) is compared with its recoverable amount. The recoverable amount is the higher of the fair value less costs to sell and value-in-use
(“VIU”). The recoverable amounts for the operating segments have been determined based on VIU calculations, using discounted cash flow projections as at December 31, 2023. Management has adopted a five-year projection period to assess each operating segment’s VIU. A two
percent
terminal value was used in the perpetual growth methodology based on the fifth year. This five-year projection includes the financial budgets approved by the Board for 2024 and Management’s expectations of cash flows for 2025 to 2028.
Key Assumptions Used in
Value-In-Use
Calculations:
The Company completed its annual assessment for goodwill impairment and determined that goodwill associated with LATAM of $87 million was not recoverable at December 31, 2023, and an impairment charge for this amount has been recorded in the consolidated statements of loss. The cash flows used in the impairment calculation were discounted using a 17.0 percent (December 31, 2022 – 15.5 percent)
post-tax
discount rate, resulting in a recoverable amount that was less than the carrying amount of $395 million.
The recoverable amount for the Canada, USA, and EH operating segments exceeded the carrying amounts. Discount rates used for the goodwill impairment calculation at December 31, 2023 for Canada, USA, and EH ranged from 9.5 percent to 13.5 percent (December 31, 2022 – 10.7 percent to 15.3 percent)
post-tax
discount rate.
The estimation of VIU involves significant judgment in the determination of inputs to the discounted cash flow model and is most sensitive to changes in cash flow projections, revenue growth rate, operating margins, terminal growth and discount rates. These key assumptions were tested for sensitivity by applying a reasonable possible change to those assumptions. Future earnings before finance costs and taxes (“EBIT”) were changed by ten percent while the discount rate was changed by one percent. The USA and Canada operating segments have sufficient room as their recoverable amounts are significantly higher than their carrying values, and therefore, the sensitivities will not indicate an impairment. LATAM has no further goodwill to apply these sensitivities to. The impact of these sensitivities on the Company’s remaining three operating segments are as follows:

●
EBIT: Management has made estimates relating to the amount and timing of revenue recognition for projects included in backlog, and the assessment of the likelihood of maintaining and growing market share. A ten percent change in EBIT in the Company’s remaining three segments would not trigger an impairment.

●
Discount Rate: Management determines a discount rate for each segment based on the estimated weighted average cost of capital (“WACC”) of the Company, using the five-year average of the Company’s peer group debt to total enterprise value, adjusted for a number of risk factors specific to each operating segment. This discount rate has been calculated using an estimated risk-free rate of return adjusted for the Company’s estimated equity market risk premium, the Company’s cost of debt, and the tax rate in the local jurisdiction. For each one percent change in the discount rate, the impact on the VIU would be $160 million for the EH segment. A one percent increase in WACC would trigger an impairment in the EH segment. A one percent change in the discount rate in the Company’s other two segments would not trigger an impairment.

Management will continue to assess the long-term projected cash flows, as certain factors may cause a material variance from previously used cash flow projections. Management notes that there is potential for future impairments as interest rates continue to fluctuate, and as the Company gets more visibility regarding future cash flows.